                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2001


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 2000-A
            --------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)

         United States                         333-36939                           22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


                802 Delaware Avenue, Wilmington, Delaware         19801
                -----------------------------------------     -------------
                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 2000-A is the issuer of four classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 2000, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On March 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly Statement to Certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

             Exhibits       Description
             --------       -----------

             20.1 Monthly Statement to Certificateholder with respect to the March 15, 2001 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 23, 2001

                              By: CHASE MANHATTAN BANK USA,
                              NATIONAL ASSOCIATION
                              as Servicer


                              By: /s/ Patricia Garvey
                                  ---------------------
                              Name: Patricia Garvey
                              Title: Vice President

                            INDEX TO EXHIBITS

Exhibit No.                 Description
-----------                 -----------
20.1                        Statement to Certificateholders dated March 15, 2001
                            delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 2000.